Exhibit 99.1

Contacts:
Media:	Investor Relations:
Misty Zelent	Vikram Kini
(704) 655-5324, mzelent@irco.com	(414) 212-4753, vikram.kini@gardnerdenver.com

Gardner Denver and Ingersoll Rand Industrial Segment Finalize Merger to Form a Global Leader in Mission-Critical Flow Creation and Industrial Technologies

•	Gardner Denver combined with Ingersoll Rand Industrial to provide a stronger, broader portfolio of mission-critical industrial, energy, medical and specialty vehicle products and services.
•	Newly combined company now named “Ingersoll Rand Inc.”
•	Integration efforts on track to deliver $250 million in synergy efficiencies.
•	Ingersoll Rand will operate with a four-segment reporting structure, effective immediately.
•	Three existing members of the Ingersoll Rand Board of Directors join seven existing Gardner Denver directors to form the newly combined Ingersoll Rand Board of Directors.

DAVIDSON, N.C. – March 1, 2020 – Gardner Denver Holdings, Inc. completed the merger with the Ingersoll Rand Industrial segment at the end of the day on Saturday, February 29, 2020. The newly combined company, named Ingersoll Rand Inc. (“Ingersoll Rand”), will begin trading Monday, March 2, on the New York Stock Exchange under the symbol “IR”.

“Today’s milestone transforms our potential to generate extraordinary long-term value for our employees, customers, shareholders and communities,” said Vicente Reynal, CEO, Ingersoll Rand. “Fueled by our employees’ ownership mindset, we operate from a customer-centric culture, as we know they lean on us to help make life better. We are enthusiastic that now, as a stronger company, we can deliver more comprehensive solutions and services across the globe.”

The merger of Gardner Denver and Ingersoll Rand Industrial positions the new Ingersoll Rand as a global leader in mission-critical flow creation and industrial technologies. With more than 16,000 employees globally, the combined company produces mission-critical flow creation systems, including air compressors, pumps, blowers, the well-known Club Car brand of electric vehicles and systems for fluid management, loading and material handling.

Ingersoll Rand Financial Reporting Segments
Effective immediately, Ingersoll Rand will operate as four reportable segments:

1.	Industrial Technologies and Services
The Industrial Technologies and Services segment will include a combination of the Ingersoll Rand Industrial Compression Technologies and Services (CTS) business and the Gardner Denver Industrials business, which will be managed through three regional business units, Americas, Asia Pacific and Europe, Middle East, India and Africa (EMEIA). Industrial Technologies and Services EMEIA will also include Gardner Denver’s EMCO Wheaton Fuel Systems and Runtech businesses.

In addition, the Industrial Technologies and Services segment will include:
•
A new Pressure and Vacuum Solutions business unit that includes brands and offerings with a significant Engineered-to-Order (ETO) focus, including Nash, Garo, Ingersoll Rand Industrial Multi-stage Gear (MSG) Centrifugal Compressors, Gardner Denver Custom Engineered Products (CEP) and EMCO Wheaton Loading Systems.

•	The Power Tools and Lifting business unit.

2.	Precision and Science Technologies
This segment will include Ingersoll Rand’s Industrial Precision Flow Systems (PFS) business unit as well as Gardner Denver’s Medical business unit and Gardner Denver’s Specialty Pumps.

3.	High Pressure Solutions
High Pressure Solutions will include Gardner Denver’s Petroleum and Industrial Pump business.

4.	Specialty Vehicle Technologies
This segment will consist of Ingersoll Rand’s Industrial Club Car business.

Ingersoll Rand Board of Directors
Ingersoll Rand has also appointed its three newest board members, Kirk E. Arnold, Gary D. Forsee and Tony L. White, who will commence their board service effective immediately. They are joining pre-merger Gardner Denver board members Chairperson Peter M. Stavros, Elizabeth Centoni, William P. Donnelly, John Humphrey, Marc E. Jones, Vicente Reynal and Joshua T. Weisenbeck to form the new Ingersoll Rand board.

Arnold brings leadership in critical areas such as entrepreneurship, employee engagement and ownership, technology and demand generation. She is currently an executive-in-residence for General Catalyst Ventures, where she works with management teams to help drive growth, and is a senior lecturer at the MIT Sloan School of Management. Arnold previously served as CEO of Data Intensity, COO at Avid, and CEO and President of Keane, Inc. Her knowledge and experience will be critical to Ingersoll Rand’s talent development initiatives, which are foundational to the company’s long-term strategy.

With broad operational and financial knowledge, Forsee brings substantial experience to all aspects of the company’s business. Forsee’s experience as chairman and CEO of Sprint Nextel Corporation will provide the company with insights on markets being driven by technological change. In addition, as the past President of the University of Missouri System, he will bring invaluable guidance to Ingersoll Rand as it develops and executes on its talent, financial and operational plans.

White’s 13 years as chairman and CEO of advanced-technology life sciences firm Applied Biosystems Inc. and 26 years in various leadership positions at Baxter International, Inc. provides Ingersoll Rand with an expert on innovation as a source of growth. His extensive management experience will provide the company substantial expertise across all aspects of operational, talent and financial affairs. White’s board membership and knowledge related to biotechnology and healthcare delivery systems will benefit the company generally, and specifically with respect to its medical business.

About Ingersoll Rand Inc.
Ingersoll Rand Inc. (NYSE:IR), driven by an entrepreneurial spirit and ownership mindset, is committed to helping make life better. We provide innovative and mission-critical industrial, energy, medical and specialty vehicle products and services across 40+ respected brands designed to excel in even the most complex and harsh conditions where downtime is especially costly. Our employees connect to customers for life by delivering proven expertise, productivity and efficiency improvements. For more information, visit www.IRCO.com.

Forward-Looking Statements
This news release contains “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the completed transaction between the Ingersoll Rand Industrial segment and Gardner Denver. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “forecast,” “outlook,” “target,” “endeavor,” “seek,” “predict,” “intend,” “strategy,” “plan,” “may,” “could,” “should,” “will,” “would,” “will be,” “on track to” “will continue,” “will likely result,” or the negative thereof or variations thereon or similar terminology generally intended to identify forward-looking statements. All statements, other than historical facts, including, but not limited to, statements regarding the expected benefits of the transaction, including future financial and operating results and strategic benefits, the tax consequences of the transaction, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing, are forward-looking statements.

These forward-looking statements are based on Ingersoll Rand’s current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from these current expectations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from the transaction; (2) uncertainty of the expected financial performance of the combined company following completion of the transaction; (3) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in integrating the businesses of Gardner Denver and Ingersoll Rand Industrial; (4) the ability of the combined company to implement its business strategy; (5) difficulties and delays in the combined company achieving revenue and cost synergies; (6) inability of the combined company to retain and hire key personnel; (7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions; (9) actions by third parties, including government agencies; (10) adverse impact on our operations and financial performance due to natural disaster, catastrophe, pandemic or other event events outside of our control; and (11) other risk factors detailed from time to time in Ingersoll Rand’s reports filed with the Securities and Exchange Commission (the “SEC”), including Ingersoll Rand’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC, which are available on the SEC’s website at http://www.sec.gov. The foregoing list of important factors is not exclusive.

Any forward-looking statements speak only as of the date of this news release. Ingersoll Rand undertakes no obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

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